OPPENHEIMER DISCOVERY FUND
            Supplement Dated October 1, 1995 to the Prospectus
                           Dated October 1, 1995

                  For Residents of the State of Missouri


     In its operations, the Fund may use the following special techniques when such use appears appropriate: leverage (borrowing to purchase securities) and short-term trading. These techniques may be considered to be speculative investment methods and may subject an investment in the Fund to relatively greater risks and costs than an investment in a mutual fund that does not utilize such techniques.

October 1, 1995                                            PS0500.501